SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2013

Integrated Electrical Services, Inc.

(Exact name of registrant as specified in Charter)

Delaware	001-13783	76-0542208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5433 Westheimer Road, Suite 500, Houston, Texas 77056

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 860-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On September 13, 2013, pursuant to that certain Agreement and Plan of Merger dated as of March 13, 2013, as amended by that certain First Amendment to Agreement and Plan of Merger dated as of July 10, 2013 (the “Merger Agreement”), by and among Integrated Electrical Services, Inc., a Delaware corporation (the “Company”), IES Subsidiary Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and MISCOR Group, Ltd., an Indiana corporation (“MISCOR”), MISCOR merged with and into Merger Sub, with Merger Sub surviving the merger as a wholly-owned subsidiary of the Company (the “Merger”).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement and Plan of Merger, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2013, and the First Amendment to Agreement and Plan of Merger, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 10, 2013.

This Current Report on Form 8-K/A, which is filed solely to furnish pro forma information with respect to the Merger, amends the Company’s Current Report on Form 8-K filed on September 16, 2013.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of MISCOR, as of December 31, 2012 and 2011 and for each of the years then ended, the notes thereto and the related independent auditors’ report of BDO USA, LLP, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

The unaudited consolidated financial statements of MISCOR, as of June 30, 2013 and July 1, 2012 and for the three and six months ended June 30, 2013 and July 1, 2012 and the notes thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet data as of June 30, 2013 and the unaudited pro forma condensed combined statements of operations data for the nine months ended June 30, 2013 and the year ended September 30, 2012, and the notes related thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A.

(d)	Exhibits.

Exhibit Number	Description

Exhibit 23.1	Consent of BDO USA, LLP

Exhibit 99.1	Audited consolidated financial statements of MISCOR Group, Ltd., as of December 31, 2012 and 2011 and for each of the years then ended.

Exhibit 99.2	Unaudited consolidated financial statements of MISCOR Group, Ltd., as of June 30, 2013 and July 1, 2012 and for the three and six months ended June 30, 2013 and July 1, 2012.

Exhibit 99.3	Unaudited pro forma condensed combined financial statements of Integrated Electrical Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.

Date: November 27, 2013	/s/ Gail D. Makode
Gail D. Makode
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 23.1	Consent of BDO USA, LLP

Exhibit 99.1	Audited consolidated financial statements of MISCOR Group, Ltd., as of December 31, 2012 and 2011 and for each of the years then ended.

Exhibit 99.2	Unaudited consolidated financial statements of MISCOR Group, Ltd., as of June 30, 2013 and July 1, 2012 and for the three and six months ended June 30, 2013 and July 1, 2012.

Exhibit 99.3	Unaudited pro forma condensed combined financial statements of Integrated Electrical Services, Inc.